Exhibit 99.1

Press Release

Delmar Bancorp to Change Name to Partners Bancorp

SALISBURY, MD - August 4, 2020 – Delmar Bancorp (NASDAQ: DBCP) (the “Company”), the parent company of The Bank of Delmarva (“Delmarva”), Seaford, Delaware, and Virginia Partners Bank (“Partners”), Fredericksburg, Virginia, today announced that its Board of Directors has approved changing the Company’s name to Partners Bancorp. The Company’s stock trading symbol will change to “PTRS” effective August 19, 2020.

The Company’s common stock will continue to be listed on NASDAQ and shareholders of the Company do not need to take any action at present in regards to the name change. The CUSIP number for the Company’s common stock will change to 70213Q108 effective August 19, 2020.

In announcing the Company’s name change, Lloyd B. Harrison, III, the Chief Executive Officer of the Company said, “As previously disclosed, effective after the close of business on November 15, 2019, the Company and Partners completed their share exchange, pursuant to which Partners became a wholly owned subsidiary of the Company. Delmarva and Partners are now separately chartered affiliate banks, both owned by the Company, thus the beginning of the “Partners Family of Banks.” Part of our business model is to acquire other community banks in the mid-Atlantic region. Consistent with our model, they will keep their names, charters, and management in order to deliver the best of community banking, while benefiting from the strength of a larger, multi-bank holding company. Renaming the Company to Partners Bancorp describes our shared culture and our strategic model best. Together, we will pursue excellence and efficiencies for the benefit of our shareholders and customers.”

About Delmar Bancorp

Delmar Bancorp is the holding company for The Bank of Delmarva and Virginia Partners Bank. The Bank of Delmarva commenced operations in 1896. The Bank of Delmarva’s main office is in Seaford, Delaware and it conducts full service commercial banking through eleven branch locations in Maryland and Delaware, and three branches, operating under the name Liberty Bell Bank, in the South Jersey/Philadelphia metro market. The Bank of Delmarva focuses on serving its local communities, knowing its customers, and providing superior customer service. Virginia Partners Bank, headquartered in Fredericksburg, Virginia, was founded in 2008 and has three branches in Fredericksburg, Virginia. In Maryland, Virginia Partners Bank trades under the name Maryland Partners Bank (a division of Virginia Partners Bank), and operates a full service branch and commercial banking office in La Plata, Maryland and a Loan Production Office in Annapolis, Maryland. Virginia Partners Bank also owns a controlling stake in Johnson Mortgage Company, LLC, which is a residential mortgage company headquartered in Newport News, Virginia, with branch offices in Fredericksburg and Williamsburg, Virginia. For more information, visit www.bankofdelmarvahb.com and www.vapartnersbank.com.

For further information, please contact Lloyd B. Harrison, III, Chief Executive Officer, at 540-899-2234, John W. Breda, President and Chief Operating Officer, at 410-548-1100 x18112, J. Adam Sothen, Chief Financial Officer, at 540-322-5521, or Betsy Eicher, Chief Accounting Officer, at 410-548-1722 x18305.

Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include, without limitation, projections, predictions, expectations, or beliefs about future events or results that are not statements of historical fact. Statements in this press release which express “belief,” “intention,” “expectation,” “potential” and similar expressions, or which use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “intend,” “should,” “could,” or similar expressions, identify forward-looking statements. These forward-looking statements are based on the beliefs of the Company’s management, as well as assumptions made by, and information currently available to, the Company’s management. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Forward-looking statements in this release may include, without limitation, statements about the Company’s name change and stock ticker change, and Mr. Harrison’s quotes and statements regarding the potential acquisition of other community banks in the mid-Atlantic region, and those potentially acquired community banks maintaining their names, charters, and management, as well as benefiting from the strength of a larger, multi-bank holding company. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this release. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, and other reports filed with the Securities and Exchange Commission.